               AmeriCredit Automobile Receivables Trust 1997-A
              Class A-1 5.5150% Money Market Asset Backed Notes
                 Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 6.540% Asset Backed Notes
                      6.740% Asset Backed Certificates
                           Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 25, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:     04/01/97
Monthly Period Ending:        04/30/97




I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Aggregate Principal Balance                          $175,860,324
                                                                                   ------------

     B.       Purchase of Subsequent Receivables                                     46,167,192
                                                                                   ------------
     C.       Monthly Principal Amounts

           (1)     Collections on Receivables outstanding
                    at end of period                              5,641,625
                                                                 -----------
           (2)     Collections on Receivables paid off
                    during period                                   970,069
                                                                 -----------
           (3)     Receivables becoming Liquidated Receivables
                    during period                                   243,039
                                                                 -----------
           (4)     Receivables becoming Purchased Receivables
                    during period
                                                                 -----------
           (5)     Cram Down Losses occurring during period
                                                                 -----------
           (6)     Other Receivables adjustments                       810
                                                                 -----------
           (7)     Less amounts allocable to Interest           (3,468,503)
                                                                 -----------
           Total Monthly Principal Amounts                                            3,387,040
                                                                                   ------------

     D.       End of period Aggregate Principal Balance                            $218,640,476
                                                                                   ------------
                                                                                   ------------

     E.       Pool Factor                                                             97.173571%
                                                                                   ------------
                                                                                   ------------

II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                 Class A-1           Class A-2      Class A-3        TOTAL
                                                                 ---------           ---------      ---------        -----
     A.       Beginning of period Note Balance                  $55,278,762         $86,625,000    $70,300,000   $212,203,762
                                                              ---------------------------------------------------------------

     B.       Noteholders' Principal Distributable Amount         3,387,040                   0              0      3,387,040
     C.       Noteholders' Accelerated Principal Amount           1,986,784                   0              0      1,986,784
     D.       Accelerated Payment Amount Shortfall                  654,458                   0              0        654,458
     E.       Note Prepayment Amount                                     60                   0              0             60
                                                              ---------------------------------------------------------------

     F.       End of period Note Balance                        $49,250,420         $86,625,000    $70,300,000   $206,175,420
                                                              ---------------------------------------------------------------
                                                              ---------------------------------------------------------------

     G.       Note Pool Factors                                   81.811329%         100.000000%    100.000000%     94.957016%
                                                              ---------------------------------------------------------------
                                                              ---------------------------------------------------------------

III. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:
     A.       Beginning of period Certificate Balance                                                              $7,875,000
                                                                                                                  -----------
     B.       Certificateholders' Principal Distributable Amount                                                            0
     C.       Certificateholders' Accelerated Principal Amount                                                              0
     D.       Certificate Prepayment Amount                                                                                 0
                                                                                                                  -----------
     E.       End of period Certificate Balance                                                                    $7,875,000
                                                                                                                  -----------
                                                                                                                  -----------
     F.       Certificate Pool Factor                                                                              100.000000%
                                                                                                                  -----------
                                                                                                                  -----------
IV.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.       Beginning of period Pre-Funding Account balance                                                     $46,167,252
                                                                                                                  -----------
     B.       Purchase of Subsequent Receivables                                   (46,167,192)
                                                                                  ------------
     C.       Investment Earnings                                                       57,111
                                                                                  ------------
     D.       Investment Earnings Transfer to Collections Account                      (57,111)
                                                                                  ------------
     E.       Payment of Mandatory Prepayment Amount                                       (60)
                                                                                  ------------
                                                                                                                  (46,167,252)
                                                                                                                  -----------
     F.       End of period Pre-Funding Account balance                                                                    $0
                                                                                                                  -----------
                                                                                                                  -----------
V.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.       Total Monthly Principal Amounts                                                                      $3,387,040
                                                                                                                  -----------
     B.       Required Pro-forma Security Balance                                  194,590,024
                                                                                  ------------
     C.       Pro-forma Security Balance (Assuming 100%
                Paydown of Total Monthly Principal Amounts)                        216,691,722
                                                                                  ------------
     D.       Step-down Amount  (B. - C.)                                                                                   0
                                                                                                                  -----------
     E.       Principal Distributable Amount  (A.- D.)                                                             $3,387,040
                                                                                                                  -----------
                                                                                                                  -----------
VI.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.       Beginning of period Capitalized Interest
                 Account balance                                                                                      $96,182
                                                                                                                  -----------
     B.       Monthly Capitalized Interest Amount                                      (96,182)
                                                                                  ------------
     C.       Investment Earnings                                                          775
                                                                                  ------------
     D.       Investment Earnings Transfer to Collections Account                         (775)
                                                                                  ------------
     E.      Payment of Overfunded Capitalized Interest Amount                               0
                                                                                  ------------
     F.      Payment of Remaining Capitalized Interest Account                               0
                                                                                  ------------
                                                                                                                      (96,182)
                                                                                                                  -----------
     G.       End of period Capitalized Interest Account balance                                                           $0
                                                                                                                  -----------
                                                                                                                  -----------
VII. RECONCILIATION OF COLLECTION ACCOUNT:

     A.       Available Funds:

           (1)     Collections on Receivables during period
                    (net of Liquidation Proceeds)                                   $6,611,694
                                                                                  ------------
           (2)     Liquidation Proceeds collected during period                        120,902
                                                                                  ------------
           (3)     Purchase Amounts deposited in Collection
                    Account
                                                                                  ------------
           (4) (a)   Investment Earnings - Collection Account                           21,806
                                                                                  ------------
               (b)   Investment Earnings - Transfer
                      From Prefunding Account                                           57,111
                                                                                  ------------
               (c)   Investment Earnings - Transfer From
                      Capitalized Interest Account                                         775
                                                                                  ------------
           (5)     Collection of Supplemental Servicing Fees                            21,970
                                                                                  ------------
           (6)     Monthly Capitalized Interest Amount                                  96,182
                                                                                  ------------
           (7)     Mandatory Prepayment Amount
                                                                                  ------------

          Total Available Funds                                                                                     6,930,440
                                                                                                                  -----------
     B.   Distributions:

           (1)     Base Servicing Fee and Supplemental Servicing Fees                  432,720
                                                                                  ------------
           (2)     Agent fees                                                            7,051
                                                                                  ------------
           (3)     Noteholders' Interest Distributable Amount
               (a)   Class A - 1                                                       237,115
                                                                                  ------------
               (b)   Class A - 2                                                       389,933
                                                                                  ------------
               (c)   Class A - 3                                                       383,135
                                                                                  ------------
           (4)     Noteholders' Principal Distributable Amount
               (a)   Class A - 1                                                     3,387,040
                                                                                  ------------
               (b)   Class A - 2                                                             0
                                                                                  ------------
               (c)   Class A - 3                                                             0
                                                                                  ------------
           (5)     Certificateholders' Interest Distributable Amount                    44,231
                                                                                  ------------
           (6)     Certificateholders' Principal Distributable Amount                        0
                                                                                  ------------
           (7)     Security Insurer Premiums                                            62,431
                                                                                  ------------
          Total distributions                                                                                       4,943,656
                                                                                                                  -----------


                                                 2


     C.         Excess Available Funds  (or Deficiency Claim Amount )                                               1,986,784
                                                                                                                  -----------
     D.         Noteholders' Accelerated Principal Amount                                                          (1,986,784)
                                                                                                                  -----------
     E.         Certificateholders' Accelerated Principal Amount
                                                                                                                  -----------
     F.         Deposit to Spread Account                                                                                  $0
                                                                                                                  -----------
                                                                                                                  -----------
VIII.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.         Excess Available Funds  (VI.C.)                                   $  1,986,784
                                                                                  ------------
     B.         Pro Forma Security Balance    (II.A.-II.B.+III.A.)                 216,691,722
                                                                                  ------------
     C.         Required Pro Forma Security Balance
                 (89% x (I.D.+IV.F.)                                               194,590,024
                                                                                  ------------
     D.         Excess of Pro Forma Balance over Required Balance
                 (B. - C.)                                                          22,101,698
                                                                                  ------------
     E.         End of Period  Class A-1 Note Balance                               51,891,662
                                                                                  ------------
     F.         Greater of D. or E.                                                 51,891,662
                                                                                  ------------
     G.         Accelerated Principal Amount  (lesser of  A. or F.)                                                $1,986,784
                                                                                                                  -----------
                                                                                                                  -----------
IX.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.         Pro Forma Security Balance                                        $216,691,722
                                                                                  ------------
     B.         Required Pro Forma Security Balance                                194,590,024
                                                                                  ------------
     C.         Excess of Pro Forma Balance over Required Balance
                (A. - B.)                                                           22,101,698
                                                                                  ------------
     D.         End of Period  Class A-1 Note Balance                               51,891,662
                                                                                  ------------
     E.         Greater of C. or D.                                                 51,891,662
                                                                                  ------------
     F.         Excess Available Funds  (VI.C.)                                      1,986,784
                                                                                  ------------
     G.         Investment Earnings on Collection Account                               21,806
                                                                                  ------------
     H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                                  $49,926,684
                                                                                                                  -----------
                                                                                                                  -----------
X.   RECONCILIATION OF SPREAD ACCOUNT:

     A.       Beginning of period Spread Account balance                                                          $16,094,947
                                                                                                                  -----------
     B.       Additions to Spread Account
           (1)       Deposits from Collections Account    (VI. F.)                           0
                                                                                  ------------
           (2)       Investment Earnings                                                82,107
                                                                                  ------------
           (3)       Deposits Related to Subsequent
                      Receivables Purchases                                          4,155,047
                                                                                  ------------
          Total Additions                                                                                           4,237,154
                                                                                                                  -----------
     C.       Spread Account balance prior to withdrawals                                                          20,332,101
                                                                                                                  -----------
     D.       Requisite Amount of Spread Account
           (1)       Initial Spread Account Deposit                                $15,195,170
                                                                                  ------------
           (2)       Subsequent Spread Account Deposits                              5,054,825
                                                                                  ------------
           (3)       Total Initial & Subsequent Spread
                      Account Deposits (1)+(2)                                      20,249,995
                                                                                  ------------
           (4)       9% of end of period Aggregate
                      Principal Balance                                             19,677,643
                                                                                  ------------
           (5)       $100,000                                                          100,000
                                                                                  ------------
           (6)       2% of Original Pool Balance                                     4,500,000
                                                                                  ------------
           (7)       End of period Note and Certificate Balance                    214,050,420
                                                                                  ------------
           (8)       Lesser of (6) or (7)                                            4,500,000
                                                                                  ------------
           (9)       Greater of (5) or (8)                                           4,500,000
                                                                                  ------------
           (10)      Aggregate Principal Balance                                   218,640,476
                                                                                  ------------
           (11)      End of period Note and Certificate Balance                    214,050,420
                                                                                  ------------
           (12)      Line (10) less line (11)                                        4,590,056
                                                                                  ------------
           (13)      OC level (12)/(10), Maximum 11%                                      2.10%
                                                                                  ------------
           (14)      14% less OC level, if OC level is greater than 5%                     n/a
                                                                                  ------------
           (15)      Percent in (13) or (14))  x  End of period
                       Aggregate Principal Balance                                         n/a
                                                                                  ------------
           (16)      15% of end of period Aggregate Principal
                       Balance if Trigger Date                                             n/a
                                                                                  ------------
          Requisite Amount of Spread Account (either (3),(4),
                (9), (15), or (16) as applicable)                                                                  19,677,643
                                                                                                                  -----------
     E.       Withdrawals from Spread Account
           (1)       Priority First - Deficiency Claim Amount
                                                                                  ------------
           (2)       Priority Second through Third
                                                                                  ------------
           (3)       Priority Fourth - Accelerated Payment
                       Amount Shortfall                                 49,926,684
                                                                        ----------
                     Accelerated Payment Amount Shortfall in Excess
                       of Requisite Amount                                             654,458
                                                                                  ------------
           (4)       Priority Fifth through Sixth
                                                                                  ------------
           (5)       Priority Seventh - to Servicer                                          0
                                                                                  ------------
          Total withdrawals                                                                                           654,458
                                                                                                                  -----------
     F.       End of period Spread Account balance                                                                $19,677,643
                                                                                                                  -----------
                                                                                                                  -----------



                                                 3


XI.  PERFORMANCE TESTS:

     A.       Delinquency Ratio
           (1)      Receivables with Scheduled Payment delinquent more
                     than 30 days at end of period                                $ 11,095,408
                                                                                  ------------
           (2)      Purchased Receivables with Scheduled Payment
                     delinquent more than 30 days at end of period
                                                                                  ------------
           (3)      Beginning of period Principal Balance                          222,027,516
                                                                                  ------------
           (4)      Delinquency Ratio (1)+(2) divided by (3)                                                            5.00%
                                                                                                                  -----------
           (5)      Previous Monthly Period Delinquency Ratio                                                           3.72%
                                                                                                                  -----------
           (6)      Second previous Monthly Period Delinquency Ratio                                                    0.00%
                                                                                                                  -----------
           (7)      Average Delinquency Ratio (4)+(5)+(6)
                     divided by 3                                                                                       2.91%
                                                                                                                  -----------
           (8)      Compliance (Delinquency Test Failure is a
                     Delinquency Ratio equal to or greater than 14%)                                                      yes
                                                                                                                  -----------
     B.       Cumulative Default Rate
           (1)      Defaulted Receivables in Current Period                         $1,058,638
                                                                                  ------------
           (2)      Cumulative Defaulted Receivables Including
                     Defaulted Receivables in Current Period                         1,060,232
                                                                                  ------------
           (3)      Original Pool Balance                                          224,999,940
                                                                                  ------------
           (4)      Cumulative Default Rate (2) divided by (3)                                                          0.47%
                                                                                                                  -----------
           (5)      Compliance (Default Test Failure is a Cumulative
                     Default Rate equal to or greater than 5.26%.)                                                        yes
                                                                                                                  -----------
     C.       Cumulative Net Loss Rate
           (1)      Receivables becoming Liquidated Receivables
                     during period                                                $    243,039
                                                                                  ------------
           (2)      Purchased Receivables with Scheduled Payment
                     delinquent more than 30 days at end of period
                                                                                  ------------
           (3)      Cram Down Losses occurring during period
                                                                                  ------------
           (4)      Liquidation Proceeds collected during period                      (120,902)
                                                                                  ------------
           (5)      Net Losses during period (1)+(2)+(3)-(4)                           122,137
                                                                                  ------------
           (6)      Net Losses since Initial Cut-off Date
                     (Beginning of Period)                                               1,594
                                                                                  ------------
           (7)      50% of Receivables with Scheduled Payment delinquent
                     more than 90 days at end of period                                153,332
                                                                                  ------------
           (8)      Original Aggregate Principal Balance plus
                     Pre-Funded Amount as of the Closing Date                      225,000,000
                                                                                  ------------
           (9)      Cumulative Net Loss Rate (5)+(6)+(7)
                     divided by (8)                                                                                     0.12%
                                                                                                                  -----------
           (10)     Compliance (Net Loss Test Failure is a
                     Net Loss Rate equal to or greater than 3.01%.)                                                       yes
                                                                                                                  -----------
     D.       Extension Rate
           (1)      Principal Balance of Receivables
                     extended during current period                                    153,173
                                                                                  ------------
           (2)      Beginning of Period Aggregate
                     Principal Balance                                             222,027,516
                                                                                  ------------
           (3)      Extension Rate (1) divided by (2)                                                                   0.07%
                                                                                                                  -----------
           (4)      Previous Monthly Extension Rate                                                                     0.04%
                                                                                                                  -----------
           (5)      Second previous Monthly Extension Rate                                                              0.00%
                                                                                                                  -----------
           (6)      Average Extension Rate (3)+(4)+(5)
                    divided by 3                                                                                        0.04%
                                                                                                                  -----------
           (7)      Compliance (Extension Test Failure is an
                     Extension Rate equal to or greater than 4%.)                                                         yes
                                                                                                                  -----------
XII.        DELINQUENCY:

     A.       Receivables with Scheduled Payment delinquent
           (1)      31-60 days                                                     #        750                   $9,042,762
                                                                                    ----------------------------------------
           (2)      61-90 days                                                              153                    1,857,899
                                                                                    ----------------------------------------
           (3)      over 90 days                                                             16                      194,747
                                                                                    ----------------------------------------

          Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                                919                 $11,095,408
                                                                                    ----------------------------------------


                                                 4


XIV. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.       Beginning of period number of Receivables                                                                15,153
                                                                                                                  -----------
     B.       Number of Subsequent Receivables Purchased                                                                3,879
                                                                                                                  -----------
     C.       Number of Receivables becoming Liquidated
               Receivables during period                                                                                   172
                                                                                                                  -----------
     D.       Number of Receivables becoming Purchased
               Receivables during period
                                                                                                                  -----------
     E.       Number of Receivables paid off during period                                                                121
                                                                                                                  -----------
     F.       End of period number of Receivables                                                                      18,739
                                                                                                                  -----------
                                                                                                                  -----------
XV.  STATISTICAL DATA:

     A.       Weighted Average APR of the Receivables                                                                  19.74%
                                                                                                                  -----------
     B.       Weighted Average Remaining Term of the Receivables                                                        51.29
                                                                                                                  -----------
     C.       Average Receivable Balance                                                                              $11,668
                                                                                                                  -----------
     D.       Aggregate Realized Losses                                                                              $123,731
                                                                                                                  -----------


AmeriCredit Financial Services, Inc.


By:
          -------------------------------------
Name:     Daniel E. Berce
          -------------------------------------
Title:    Executive Vice-President
          Chief Financial Officer & Treasurer
          -------------------------------------
Date:     May 5, 1997
          -------------------------------------









                                                 5